                                  Annual Report


                     --------------------------------------
                              Dreyfus Premier State
                               Municipal Bond Fund
                                   Ohio Series
                     --------------------------------------





                                 April 30, 1998


                                 [Premier Lion]

Dreyfus Premier State Municipal Bond Fund, Ohio Series
--------------------------------------------------------------------------------
Letter to Shareholders

Dear Shareholder:
   We are pleased to report the performance for Dreyfus Premier State Municipal Bond Fund -- Ohio Series for the 12-month period ended April 30, 1998, as shown in the following table:

                                                               Total Return*            Distribution Rate**
                                                                -----------             -------------------
        Class A shares................................             8.09%                       4.92%
        Class B shares................................             7.62%                       4.64%
        Class C shares................................             7.35%                       4.38%

Economic Review

   The United States is now in its eighth year of economic expansion. Inflation continues to rise at the slowest pace since 1964 and the unemployment rate has fallen to a level not seen in 25 years. Not surprisingly, consumer confidence has soared. Along with continued evidence of the robustness of the economy have come heightened expectations that the Federal Reserve Board (the "Fed") might raise interest rates in a preemptive move to avoid a reigniting of inflation. The last increase in short-term rates came in March 1997 when the Federal Open Market Committee (the policy-making arm of the Fed) hiked the target rates for Federal Funds by one quarter of a percent to 5.5%. (The Federal Funds rate is the rate of interest that banks charge one another for overnight loans.)

   Inflation has remained benign on all fronts, even in the tight labor market, an area closely watched by the Fed for signs of incipient inflation. The Labor Department's Employment Cost Index (ECI), a measure of wage, salary and benefit costs, suggests that wage inflation so far is not a problem. In fact, the first quarter increase in the ECI (0.7%) was its smallest quarterly rise in two years. Another inflation gauge, the broad-based Gross Domestic Product Price Deflator, rose at an annual rate of only 0.9% in the first quarter, its lowest rate since 1964. Inflation, as measured by the Consumer Price Index (a measure of a fixed basket of goods bought by a typical consumer including food, transportation, shelter, utilities, clothing, medical care, entertainment and other items), has been similarly tame. Prices at the consumer level have risen at an annual rate of about 1.5% over the reporting period. The lack of inflation has been more dramatic at the production level of the economy where prices have fallen: in the 12 months ended April 30, the Producer Price Index declined 1.8%. Such a generally tepid price environment has been partly fostered by the economic problems in Asia which have suppressed worldwide demand for commodities, particularly oil.

   Reflecting a level of confidence not seen in three decades, consumers increased their spending over the reporting period, the first-quarter rate rising at the fastest pace in six years. Not surprisingly, the growth rate in new home construction over the reporting period was the strongest in four years. Plentiful and well-paying jobs (total wage and salary income is 7% higher than a year ago), low interest rates, the relative absence of inflation and investment market gains have resulted in a financially healthy consumer with a corresponding propensity to spend. Strong domestic demand for lower-priced imports has contributed further to the quiescent inflation environment while
offsetting the drag on the economy   resulting from the Asian financial crisis.
It is still widely expected that the Asian economic slowdown will have a further dampening effect on the U.S. economy. Although the surge in domestic spending has masked the full impact of the fall in Asian demand, our trade deficit has reached a ten-year high, a dramatic sign of deterioration. Expectation of an economic slowdown may be a reason why the Fed has been reluctant to raise short-term interest rates.

   The production side of the economy has remained robust. Factory utilization has been high, production rates strong, and while exports to Asia have fallen sharply, they are growing in the rest of the world. Such resilience has been characteristic of one of the longest, most healthy economic advances in our history. Yet we remain mindful that the concept of an economic cycle is not dead, nor is inflation, and we are alert for indications of a resurgence in price pressures.

Market Environment

   Long-term taxable interest rates continued to trend lower through mid-January due to a mix of economic turmoil in Asia and good domestic inflation news. The 30-year benchmark Treasury bond yield troughed on January 12, at 5.69%, boosted by non-traditional buyers in a flight to quality out of Asian markets and into U.S. Government securities. Since then, however, Asian markets have stabilized somewhat and shifted the focus of the bond market back to U.S. economic fundamentals. Of particular concern to bond market participants is the increasing tightness of the labor market and the potential for future wage inflation. This concern effectively capped the bond rally and pushed long Treasury yields up to 5.95% on April 30, down from 6.96% at the start of the 12-month period.

   Long municipal bonds slightly underperformed their taxable counterparts during the reporting period as the tax-exempt arena saw a surge in volume as rates trended lower. The new issue volume included both advance refundings of already existing debt, and municipalities and agencies taking on new debt at attractive rates. This increase in supply more than offset strong demand for municipals as the municipal/Treasury yield ratio (as measured by the Bond Buyer Revenue Bond Index /30-year Treasury yield) increased from 91% to nearly 93% by April 30. From an historic perspective, municipals are very attractive at these percentages relative to Treasuries. In addition, tax-exempt supply traditionally decreases as the summer months approach, thus offering the prospect for municipal outperformance in the months ahead.

The Portfolio

   The supply of Ohio tax-exempt paper (which includes Puerto Rico issues) increased significantly during the reporting period. Deals of note include $254 million Ohio Public Facility Authority, $200 million Cleveland Airport Revenue, and several other issues ranging in size from $80 to $150 million. Also of major importance were four large Puerto Rico issues that were between $500 million and $1.2 billion. With the direction of long-term interest rates uncertain at best, we attempted to reposition the portfolio with securities that offer greater potential for price appreciation without increasing the risk profile of the Fund. This was done by selling less desirable structures and purchasing several of the new issues at attractive levels. We have maintained a nucleus of high coupon, income-generating securities which should perform well in times of uncertainty. At present, approximately 75% of the Fund is invested in securities which are rated "A" or better, which reflects our view that credit spreads are too narrow to justify a higher percentage of lower rated bonds.

   Looking forward, issuance should decrease as the summer months approach. However, we will continue to look for opportunities to sell securities with inferior call features and/or liquidity and replace them with new issues that we believe offer greater potential for price appreciation. In conclusion, the tug of war between foreign economic crises and unusually tame U.S. inflation indicators that has left long-term interest rates range-bound since January cannot go on indefinitely. We will remain alert for signals of the next trend for long-term rates and stand ready to adjust the portfolio accordingly.
                                               Sincerely,

                                               /s/ Richard J. Moynihan

                                               Richard J. Moynihan
                                               Director, Municipal Portfolio
                                                   Management
                                               The Dreyfus Corporation

May 18, 1998
New York, N.Y.

* Total return includes reinvestment of dividends and any capital gains paid and does not take into consideration the maximum initial sales charge in the case of Class A shares, or the contingent deferred sales charge imposed on redemptions in the case of Class B shares and Class C shares. Income may be subject to state and local income taxes for non-Ohio residents.

** Distribution rate per share is based upon dividends per share paid from net investment income during the period, divided by the maximum offering price per share at the end of the period in the case of Class A shares, or the net asset value per share in the case of Class B shares and Class C shares, adjusted for capital gain distributions. Some income may be subject to the Federal Alternative Minimum Tax (AMT) for certain shareholders.

Dreyfus Premier State Municipal Bond Fund, Ohio Series           April 30, 1998
-------------------------------------------------------------------------------
  COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN DREYFUS PREMIER STATE
         MUNICIPAL BOND FUND, OHIO SERIES CLASS A SHARES AND THE LEHMAN
                         BROTHERS MUNICIPAL BOND INDEX


                              [insert chart here]

$22,016
Lehman Brothers
Municipal Bond Index*

$21,471
Dreyfus Premier State Municipal Bond Fund, Ohio Series
(Class A Shares)


*Source: Lehman Brothers


Average Annual Total Returns
---------------------------------------------------------------------------------------------------------------------
                    Class A Shares                                            Class B Shares
-------------------------------------------------------    ----------------------------------------------------------
                                                                                               % Return Reflecting
                                          % Return                                             Applicable Contingent
                                          Reflecting                                % Return      Deferred Sales
                     % Return Without   Maximum Initial                            Assuming No      Charge Upon
Period Ended 4/30/98   Sales Charge    Sales Charge (4.5%)  Period Ended 4/30/98    Redemption       Redemption*
-------------------   -------------    ----------------    ----------------       -----------    -----------------
1 Year                      8.09%           3.20%          1 Year                     7.62%            3.62%
5 Year                      6.02            5.04           5 Year                     5.46             5.14
10 Year                     8.44            7.94           From Inception (1/15/93)   6.08             5.93



                    Class C Shares
-------------------------------------------------------
                                    % Return Reflecting
                                   Applicable Contingent
                         % Return     Deferred Sales
                         Assuming       Charge Upon
Period Ended 4/30/98   No Redemption   Redemption**
-------------------   --------------  ------------------
1 Year                      7.35%           6.35%
From Inception (8/15/95)    6.45            6.45

----------------------------------
Past performance is not predictive of future performance.

The above graph compares a $10,000 investment made in Class A shares of Dreyfus Premier State Municipal Bond Fund, Ohio Series on 4/30/88 to a $10,000 investment made in the Lehman Brothers Municipal Bond Index on that date. All dividends and capital gain distributions are reinvested. Performance for Class B and Class C shares will vary from the performance of Class A shares shown above due to differences in charges and expenses.

The Series invests primarily in Ohio municipal securities and its performance shown in the line graph takes into account the maximum initial sales charge on Class A shares and all other applicable fees and expenses. Unlike the Series, the Lehman Brothers Municipal Bond Index is an unmanaged total return performance benchmark for the long-term, investment-grade, geographically unrestricted tax exempt bond market, calculated by using municipal bonds selected to be representative of the municipal market overall. The Index does not take into account charges, fees and other expenses and is not limited to investments principally in Ohio municipal obligations. These factors can contribute to the Index potentially outperforming the Series. Further information relating to Series performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the Prospectus and elsewhere in this report.

* The maximum contingent deferred sales charge for Class B shares is 4% and is reduced to 0% after six years.

** The maximum contingent deferred sales charge for Class C shares is 1% for shares redeemed within one year of the date of purchase.

Dreyfus Premier State Municipal Bond Fund, Ohio Series
--------------------------------------------------------------------------------
Statement of Investments                                         April 30, 1998

                                                                                              Principal
Long-Term Municipal Investments--98.9%                                                         Amount           Value
--------------------------------------------------------------------------------           -------------   --------------
Akron 6%, 12/1/2012............................................................           $    1,380,000   $    1,527,688
Akron, Sewer Systems Revenue 5.875%, 12/1/2016 (Insured; MBIA) ................                1,200,000        1,278,192
Akron-Wilbeth Housing Development Corp., First Mortgage Revenue
   7.90%, 8/1/2003 (Insured; FHA)..............................................                1,805,000        2,079,920
Allen County, Industrial First Mortgage Revenue, Refunding
   6.75%, 11/15/2008 (Guaranteed; K-Mart Corp.)................................                1,280,000        1,373,235
City of Barberton, Hospital Facilities Revenue
   (The Barberton Citizens Hospital Co. Project) 7.25%, 1/1/2012 (Prerefunded 1/1/2002) (a)    2,400,000        2,669,736
Board of Education of the Cleveland City School District 8%, 12/1/2001.........                1,390,000        1,494,361
Butler County, Hospital Facilities Revenue, Refunding and Improvement
   (Fort Hamilton Hughes Group) 7.25%, 1/1/2001................................                2,560,000        2,635,776
City of Cambridge, HR, Refunding (Guernsey Memorial Hospital Project)
   8%, 12/1/2006...............................................................                2,000,000        2,224,300
Clermont County, Hospital Facilities Revenue, Refunding (Mercy Health Systems):
   5.625%, 9/1/2016 (Insured; AMBAC)...........................................                4,250,000        4,388,210
   7.50%, 9/1/2019 (Prerefunded 9/1/2001) (Insured; AMBAC) (a).................                  180,000          197,856
City of Cleveland:
   Airport Special Revenue (Continental Airlines Inc. Project) 5.375%, 9/15/2027               2,000,000        1,909,080
   Airport System Revenue  5.125%, 1/1/2022 (Insured; FSA).....................                6,175,000        5,941,153
   COP (Motor Vehicle, Motorized and Communication Equipment) 7.10%, 7/1/2002..                2,000,000        2,091,840
   Parking Facility Improvement Revenue 8%, 9/15/2012 (Prerefunded 9/15/2002) (a)              5,000,000        5,780,900
   Public Power System, Revenue, Refunding 5%, 11/15/2024 (Insured; MBIA)......                9,275,000        8,919,025
   Waterworks Revenue, Refunding 5.50%, 1/1/2021 (Insured; MBIA)...............                8,000,000        8,415,440
Cleveland-Cuyahoga County Port Authority, Revenue, Refunding:
   (Port of Cleveland) 5.375%, 5/15/2018.......................................                2,860,000        2,741,482
   (Rock & Roll Hall of Fame) 5.40%, 12/1/2015 (Insured; AMBAC)................                2,540,000        2,580,411
Cuyahoga County:
   HR:
      (Meridia Health Systems):
         7.25%, 8/15/2019 (Prerefunded 8/15/2000) (a)..........................                4,715,000        5,123,083
         7%, 8/15/2023 (Prerefunded 8/15/2001) (a).............................                1,750,000        1,926,995
      Refunding, Improvement (University Hospitals Health)
         5.625%, 1/15/2015 (Insured; MBIA).....................................                3,695,000        3,810,358
   Jail Facilities 7%, 10/1/2013 (Prerefunded 10/1/2001) (a)...................                6,125,000        6,739,950
   MFHR (National Terminal Apartments Project) 6.40%, 7/1/2016 (Collateralized; FNMA)          2,000,000        2,135,380
Eaton, IDR, Refunding (Baxter International Inc. Project) 6.50%, 12/1/2012.....                1,500,000        1,621,785
Euclid City School District, Improvement 7.10%, 12/1/2011 (Prerefunded 12/1/2001) (a)          1,000,000        1,110,140
Village of Evendale, IDR, Refunding (Ashland Oil Inc. Project) 6.90%, 11/1/2010                2,000,000        2,152,740
Fairfield City School District, School Improvement Unlimited Tax:
   7.20%, 12/1/2011 (Insured; FGIC)............................................                1,000,000        1,177,610
   7.20%, 12/1/2012 (Insured; FGIC)............................................                1,250,000        1,472,013
   6.10%, 12/1/2015 (Insured; FGIC)............................................                2,000,000        2,141,280
   6%, 12/1/2020 (Insured; FGIC)...............................................                2,000,000        2,111,960


Dreyfus Premier State Municipal Bond Fund, Ohio Series
--------------------------------------------------------------------------------
Statement of Investments (continued)                              April 30, 1998

                                                                                            Principal
Long-Term Municipal Investments (continued)                                                   Amount           Value
--------------------------------------------------------------------------------           -------------   --------------
Fairlawn, Health Care Facilities Revenue (Village at Saint Edward Project)
   8.75%, 10/1/2019............................................................           $    2,420,000   $    2,554,891
Findlay 5.875%, 7/1/2017.......................................................                2,000,000        2,111,880
Franklin, Water System Revenue 5.75%, 12/1/2016 (Insured; MBIA)................                1,000,000        1,056,180
Franklin County, HR:
   Holy Cross Health Systems Corp.:
      (Mount Carmel Health) 6.75%, 6/1/2019 (Insured; MBIA)....................                2,500,000        2,731,700
      Refunding and Improvement 5.80%, 6/1/2016 ...............................                2,000,000        2,082,160
   Refunding and Improvement:
      (The Children's Hospital Project) 6.60%, 5/1/2013........................                4,000,000        4,373,520
      (Worthington Christian Village Congregate Care Project):
         10.25%, 8/1/2015......................................................                  720,000          796,219
         7.80%, 2/1/2017 (Insured; FHA)........................................                5,690,000        6,189,070
         5.375%, 12/1/2020.....................................................                9,780,000        9,837,311
Gallia County Local School District 7.375%, 12/1/2004..........................                  570,000          660,932
Greater Cleveland Gateway Economic Development Corp.:
   Senior Lien Excise Tax Revenue 6.875%, 9/1/2005 (Insured; FSA)..............                1,500,000        1,628,865
   Stadium Revenue 7.50%, 9/1/2005.............................................                5,675,000        6,245,905
Greater Cleveland Regional Transit Authority 5.65%, 12/1/2016 (Insured; FGIC)..                5,445,000        5,694,708
Hamilton County:
   Hospital Facilities Improvement Revenue, Refunding (Deaconess Hospital)
      7%, 1/1/2012.............................................................                2,570,000        2,800,863
   Mortgage Revenue (Judson Care Center)
      7.80%, 8/1/2019 (Prerefunded 8/1/2000) (Insured; FHA, LOC; Citibank) (a,b)               3,970,000        4,323,449
Hilliard School District, School Improvement:
   Zero Coupon, 12/1/2013 (Insured; FGIC)......................................                1,655,000          737,931
   Zero Coupon, 12/1/2014 (Insured; FGIC)......................................                1,655,000          695,017
   5.75%, 12/1/2019 (Insured; FGIC)............................................                2,500,000        2,606,475
Jefferson County, Refunding (County Jail Construction) 5.75%, 12/1/2019 (Insured; FSA)         6,655,000        7,189,463
Kent State University, University Revenue 5.50%, 5/1/2017 (Insured; MBIA)......                1,000,000        1,026,490
Kirtland Local School District 7.50%, 12/1/2009................................                  760,000          810,502
Knox County, IDR (Weyerhaeuser Co. Project) 9%, 10/1/2007......................                1,000,000        1,285,300
Lakota Local School District 6.125%, 12/1/2017 (Insured; AMBAC)................                1,075,000        1,157,969
Lorain County, HR, Refunding (Catholic Healthcare Partners):
   5.625%, 9/1/2016 (Insured; MBIA)............................................                2,625,000        2,733,150
   5.625%, 9/1/2017 (Insured; MBIA)............................................                3,750,000        3,888,188
Lowellville, Sanitary Sewer Systems Revenue (Browning-Ferris Industries Inc.)
   7.25%, 6/1/2006.............................................................                1,200,000        1,292,568
Mahoning County, Health Care Facilities Revenue (Youngstown Osteopathic Hospital Project)
   7.60%, 8/1/2010 (LOC; Marine Midland Bank) (b)..............................                3,775,000        3,952,689
Marion County, Health Care Facilities Revenue, Refunding and Improvement
   (United Church Homes Inc.) 6.375%, 11/15/2010...............................                3,000,000        3,164,910

Dreyfus Premier State Municipal Bond Fund, Ohio Series
-------------------------------------------------------------------------------
Statement of Investments (continued)                             April 30, 1998

                                                                                             Principal
Long-Term Municipal Investments (continued)                                                    Amount           Value
--------------------------------------------------------------------------------           -------------   --------------
Montgomery County:
   HR, Refunding (Grandview Hospital and Medical Center):
      5.50%, 12/1/2010.........................................................           $    1,300,000   $    1,320,540
      5.65%, 12/1/2012.........................................................                1,850,000        1,880,895
   Limited General Obligation and Sewer Revenue 5.60%, 12/1/2016...............                1,380,000        1,438,126
Moraine, SWDR (General Motors Corp. Project) 6.75%, 7/1/2014...................                5,000,000        5,882,400
North Royalton City School District 6.10%, 12/1/2019 (Insured; MBIA)...........                2,500,000        2,727,350
State of Ohio:
   Economic Development Revenue:
      Ohio Enterprise Bond Fund (VSM Corp. Project) 7.375%, 12/1/2011..........                  885,000          967,084
      (Sponge Inc. Project) 8.375%, 6/1/2014...................................                1,560,000        1,652,929
   PCR (Standard Oil Co. Project)
      6.75%, 12/1/2015 (Guaranteed; British Petroleum Co. p.l.c.)..............                2,700,000        3,155,355
Ohio Air Quality Development Authority, Revenue, Refunding:
   (Ohio Power Co. Project) 7.40%, 8/1/2009....................................                1,500,000        1,566,075
   Pollution Control:
      (Cleveland Electric Illuminating Co. Project) 6.85%, 7/1/2023............                5,250,000        5,590,253
      (Ohio Edison) 7.45%, 3/1/2016 (Insured; FGIC)............................                3,500,000        3,745,490
Ohio Building Authority, State Facilities (Juvenile Correctional Projects)
   6.60%, 10/1/2014 (Insured; AMBAC)...........................................                1,660,000        1,854,652
Ohio Higher Educational Facility Commission, Revenue
   (Denison University Project) 5.30%, 11/1/2021...............................                2,000,000        2,014,840
Ohio Housing Finance Agency, Mortgage Revenue:
   (Saint Francis Court Apartment Project) 8%, 10/1/2026 (Insured; FHA)........                  695,000          752,581
   Single Family:
      5.50%, 3/1/2019 (Collateralized; GNMA)...................................                3,500,000        3,548,405
      (GNMA Mortgage Backed Securities Program):
         8.25%, 12/15/2019 ....................................................                  125,000          131,486
         Zero Coupon, 9/1/2021.................................................               13,550,000        2,310,546
         7.85%, 9/1/2021.......................................................                1,260,000        1,333,886
         7.65%, 3/1/2029.......................................................                1,685,000        1,768,795
         7.80%, 3/1/2030.......................................................                2,100,000        2,195,487
Ohio Turnpike Commission, Turnpike Revenue, Highway Improvements 5.75%, 2/15/2024              6,100,000        6,371,755
Ohio Water Development Authority, Revenue:
   (Fresh Water) 5.90%, 12/1/2015 (Insured; AMBAC).............................                4,650,000        4,955,877
   Pollution Control Facilities:
      (Cleveland Electric Illuminating Project) 8%, 10/1/2023..................                5,800,000        5,995,807
      (Ohio Edison) 8.10%, 10/1/2023...........................................                3,700,000        3,941,203
   Refunding:
      (Ohio Edison) 7.625%, 7/1/2023...........................................                5,000,000        5,232,100
      (Toledo Edison Co.):
         7.55%, 6/1/2023.......................................................                2,000,000        2,099,580
         8%, 10/1/2023.........................................................                3,635,000        3,825,038


Dreyfus Premier State Municipal Bond Fund, Ohio Series
-------------------------------------------------------------------------------
Statement of Investments (continued)                             April 30, 1998

                                                                                             Principal
Long-Term Municipal Investments (continued)                                                    Amount           Value
--------------------------------------------------------------------------------           -------------   --------------
Ottawa County, Sanitary Sewer Systems Special Assessment
   (Portage-Catawba Island Sewer Project) 7%, 9/1/2011 (Insured; AMBAC)........           $    1,000,000   $    1,092,820
Rocky River City School District, School Improvement 5.375%, 12/1/2017.........                2,265,000        2,338,635
Shelby County, Hospital Facilities Revenue, Refunding and Improvement
   (The Shelby County Memorial Hospital Association) 7.70%, 9/1/2018...........                2,500,000        2,791,500
South Euclid, Recreation Facilities 7%, 12/1/2011..............................                2,285,000        2,513,477
Southwest Regional Water District, Water Revenue:
   6%, 12/1/2015 (Insured; MBIA)...............................................                1,600,000        1,713,968
   6%, 12/1/2020 (Insured; MBIA)...............................................                1,250,000        1,328,262
Student Loan Funding Corp.:
   Student Loan Revenue, Refunding 7.20%, 8/1/2003.............................                2,180,000        2,308,685
   Student Loan Senior Subordinated Revenue 6.15%, 8/1/2010....................                5,000,000        5,192,150
Toledo 5.625%, 12/1/2011 (Insured; AMBAC)......................................                1,000,000        1,065,240
University of Cincinnati, University and College Revenue, COP
   6.75%, 12/1/2009 (Prerefunded 12/1/2001) (Insured; MBIA) (a)................                  750,000          825,285
Warren:
   7.75%, 11/1/2010 (Prerefunded 11/1/2000) (a)................................                2,785,000        3,074,445
   Waterworks Revenue, Refunding 5.50%, 11/1/2015 (Insured; FGIC)..............                1,450,000        1,523,500
Wauseon Exempted Village School District, Refunding and School Improvement
   5.50%, 12/1/2022 (Insured; MBIA)............................................                2,500,000        2,541,375
West Holmes Local School District 5.375%, 12/1/2023 (Insured; MBIA)............                1,860,000        1,866,845
                                                                                                           --------------
TOTAL LONG-TERM MUNICIPAL INVESTMENTS
   (cost $265,338,220).........................................................                              $281,834,926
                                                                                                           ==============


Short-Term Municipal Investments--1.1%
--------------------------------------------------------------------------------

Twinsburg, IDR, VRDN (United Stationers Supply Co.)
   4.75% (LOC; PNC Bank) (b,c)
   (cost $3,000,000)...........................................................           $  3,000,000     $    3,000,000
                                                                                                           ==============
TOTAL INVESTMENTS--100.0%
   (cost $268,338,220).........................................................                              $284,834,926
                                                                                                           ==============


Dreyfus Premier State Municipal Bond Fund, Ohio Series
-------------------------------------------------------------------------------

Summary of Abbreviations
-----------------------------------------------------------------------------------------------------------

AMBAC      American Municipal Bond Assurance Corporation    LOC        Letter of Credit
COP        Certificate of Participation                     MBIA       Municipal Bond Investors Assurance
FGIC       Financial Guaranty Insurance Company                          Insurance Corporation
FHA        Federal Housing Administration                   MFHR       Multi-Family Housing Revenue
FNMA       Federal National Mortgage Association            PCR        Pollution Control Revenue
FSA        Financial Security Assurance                     SWDR       Solid Waste Disposal Revenue
GNMA       Government National Mortgage Association         VRDN       Variable Rate Demand Notes
HR         Hospital Revenue
IDR        Industrial Development Revenue



Summary of Combined Ratings (Unaudited)
--------------------------------------------------------------------------------------------------------------
Fitch (d)          or          Moody's           or           Standard & Poor's         Percentage of Value
------                         -------                        ----------------           -----------------
AAA                            Aaa                            AAA                                 45.8%
AA                             Aa                             AA                                  10.4
A                              A                              A                                   16.4
BBB                            Baa                            BBB                                 14.9
BB                             Ba                             BB                                   6.6
F1                             Mig1                           SP1                                  1.1
Not Rated (e)                  Not Rated (e)                  Not Rated (e)                        4.8
                                                                                               -------
                                                                                                 100.0%
                                                                                               =======


Notes to Statement of Investments:
--------------------------------------------------------------------------------

(a)  Bonds  which  are  prerefunded  are   collateralized  by  U.S.   Government
     securities which are held in escrow and are used to pay principal and interest on the municipal issue and to retire the bonds in full at the earliest refunding date.

(b)  Secured by letters of credit.

(c) Security payable upon demand. The interest rate, which is subject to change, is based upon bank prime rates or an index of market interest rates.

(d) Fitch currently provides creditworthiness information for a limited number of investments.

(e) Securities which, while not rated by Fitch, Moody's or Standard & Poor's, have been determined by the Manager to be of comparable quality to those rated securities in which the Fund may invest.




                       See notes to financial statements.

Dreyfus Premier State Municipal Bond Fund, Ohio Series
-------------------------------------------------------------------------------
Statement of Assets and Liabilities                              April 30, 1998

                                                                                                    Cost             Value
                                                                                               -------------    -------------
ASSETS:                       Investments in securities--See Statement of Investments           $268,338,220     $284,834,926
                              Interest receivable..............................                                     5,048,230
                              Receivable for shares of Beneficial Interest subscribed                                 502,638
                              Prepaid expenses.................................                                        19,057
                                                                                                                -------------
                                                                                                                  290,404,851
                                                                                                                -------------

LIABILITIES:                  Due to The Dreyfus Corporation and affiliates....                                       131,582
                              Due to Distributor...............................                                        81,022
                              Cash overdraft due to Custodian..................                                       673,394
                              Payable for shares of Beneficial Interest redeemed                                      818,970
                              Accrued expenses.................................                                        51,227
                                                                                                                -------------
                                                                                                                    1,756,195
                                                                                                                -------------

NET ASSETS.....................................................................                                  $288,648,656
                                                                                                                =============

REPRESENTED BY:               Paid-in capital..................................                                  $270,931,586
                              Accumulated net realized gain (loss) on investments                                   1,220,364
                              Accumulated net unrealized appreciation (depreciation)
                                on investments--Note 4..........................                                   16,496,706
                                                                                                                -------------
NET ASSETS.....................................................................                                  $288,648,656
                                                                                                                =============





                                                   NET ASSET VALUE PER SHARE
------------------------------------------------------------------------------------------------------------------


                                                                      Class A         Class B          Class C
                                                                 --------------    --------------   --------------
Net Assets....................................................     $237,617,597     $  50,452,536   $     578,523
Shares Outstanding............................................       18,471,160         3,920,474          44,925

NET ASSET VALUE PER SHARE.....................................           $12.86            $12.87          $12.88
                                                                        =======           =======         =======



                       See notes to financial statements.

Dreyfus Premier State Municipal Bond Fund, Ohio Series
--------------------------------------------------------------------------------
Statement of Operations                               Year Ended April 30, 1998

INVESTMENT INCOME


INCOME                        Interest Income............................                                      $17,643,155


EXPENSES:                     Management fee--Note 3(a)...................                  $  1,599,166
                              Shareholder servicing costs--Note 3(c)......                       895,041
                              Distribution fees--Note 3(b)................                       247,376
                              Professional fees..........................                         44,714
                              Custodian fees.............................                         30,270
                              Prospectus and shareholders' reports.......                         18,741
                              Registration fees..........................                          6,160
                              Trustees' fees and expenses--Note 3(d)......                         3,849
                              Loan commitment fees--Note 2................                         3,094
                              Miscellaneous..............................                         16,895
                                                                                            ------------
                                Total Expenses...........................                                        2,865,306
                                                                                                              ------------



INVESTMENT INCOME--NET....................................................                                      14,777,849



REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--Note 4:

                              Net realized gain (loss) on investments....                   $  2,235,917
                              Net unrealized appreciation (depreciation)
                                on investments...........................                      5,571,976
                                                                                            ------------



NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS...................                                       7,807,893
                                                                                                             ------------



NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS.....................                                    $22,585,742
                                                                                                             ============








                       See notes to financial statements.

Dreyfus Premier State Municipal Bond Fund, Ohio Series
-------------------------------------------------------------------------------
Statement of Changes in Net Assets

                                                                                               Year Ended        Year Ended
                                                                                             April 30, 1998    April 30, 1997
                                                                                              -------------     -------------
OPERATIONS:
   Investment income--net..................................................                   $  14,777,849      $  15,659,148
   Net realized gain (loss) on investments................................                        2,235,917          2,316,643
   Net unrealized appreciation (depreciation) on investments..............                        5,571,976          1,485,293
                                                                                             --------------      -------------
      Net Increase (Decrease) in Net Assets Resulting from Operations.....                       22,585,742         19,461,084
                                                                                             --------------      -------------

DIVIDENDS TO SHAREHOLDERS FROM:
   Investment income--net:
      Class A shares......................................................                      (12,500,637)       (13,586,634)
      Class B shares......................................................                       (2,239,844)        (2,065,437)
      Class C shares......................................................                          (37,368)            (7,077)
   Net realized gain on investments:
      Class A shares......................................................                       (2,351,160)        (1,899,479)
      Class B shares......................................................                         (478,538)          (321,573)
      Class C shares......................................................                           (9,214)            (1,122)
                                                                                             --------------      -------------
         Total Dividends..................................................                      (17,616,761)       (17,881,322)
                                                                                             --------------      -------------

BENEFICIAL INTEREST TRANSACTIONS:
   Net proceeds from shares sold:
      Class A shares......................................................                       10,666,412          7,049,583
      Class B shares......................................................                        9,479,918          7,342,791
      Class C shares......................................................                          397,388            694,789
   Dividends reinvested:
      Class A shares......................................................                        9,470,425         10,239,228
      Class B shares......................................................                        1,897,891          1,692,942
      Class C shares......................................................                           42,365              7,422
   Cost of shares redeemed:
      Class A shares......................................................                      (29,311,483)       (33,748,310)
      Class B shares......................................................                       (6,412,779)        (4,952,156)
      Class C shares......................................................                         (562,080)           (10,071)
                                                                                             --------------      -------------
      Increase (Decrease) in Net Assets from Beneficial Interest Transactions                    (4,331,943)       (11,683,782)
                                                                                             --------------      -------------
         Total Increase (Decrease) in Net Assets..........................                          637,038        (10,104,020)

NET ASSETS:
   Beginning of Period....................................................                      288,011,618        298,115,638
                                                                                             --------------      -------------
   End of Period..........................................................                     $288,648,656       $288,011,618
                                                                                             ==============      =============





                       See notes to financial statements.

Dreyfus Premier State Municipal Bond Fund, Ohio Series
-------------------------------------------------------------------------------
Statement of Changes in Net Assets (continued)

                                                                                                       Shares
                                                                                            ------------------------------
                                                                                             Year Ended       Year Ended
                                                                                           April 30, 1998   April 30, 1997
                                                                                            -------------    -------------
CAPITAL SHARE TRANSACTIONS:

   Class A
   --------
   Shares sold................................................................                   824,378          555,615
   Shares issued for dividends reinvested.....................................                   731,376          804,030
   Shares redeemed............................................................                (2,266,154)      (2,659,323)
                                                                                             -----------      -----------
                              Net Increase (Decrease) in Shares Outstanding...                  (710,400)      (1,299,678)
                                                                                             ===========      ===========

   Class B
   --------
   Shares sold................................................................                   732,404          577,283
   Shares issued for dividends reinvested.....................................                   146,494          132,861
   Shares redeemed............................................................                  (495,475)        (388,961)
                                                                                             -----------      -----------
                              Net Increase (Decrease) in Shares Outstanding...                   383,423          321,183
                                                                                             ===========      ===========


   Class C
   --------
   Shares sold................................................................                    30,611           54,985
   Shares issued for dividends reinvested.....................................                     3,267              582
   Shares redeemed............................................................                   (43,810)            (792)
                                                                                             -----------      -----------
                              Net Increase (Decrease) in Shares Outstanding...                    (9,932)          54,775
                                                                                             ===========      ===========




                       See notes to financial statements.

Dreyfus Premier State Municipal Bond Fund, Ohio Series
-------------------------------------------------------------------------------
Financial Highlights

   Contained below is per share operating performance data for a share of Beneficial Interest outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from the Fund's financial statements.

                                                                                      Class A Shares
                                                                 ------------------------------------------------------
                                                                                  Year Ended April 30,
                                                                 ------------------------------------------------------
PER SHARE DATA:                                                   1998       1997        1996        1995       1994
                                                                 -------     -------    -------     -------     -------
   Net asset value, beginning of period................           $12.65      $12.58     $12.62      $12.70      $13.09
                                                                 -------     -------    -------     -------     -------
   Investment Operations:
   Investment income--net...............................             .67         .69        .71         .73         .74
   Net realized and unrealized gain (loss) on investments            .34         .17        .14        (.05)       (.36)
                                                                 -------     -------    -------     -------     -------
   Total from Investment Operations....................             1.01         .86        .85         .68         .38
                                                                 -------     -------    -------     -------     -------
   Distributions:
   Dividends from investment income--net................            (.67)       (.69)      (.71)       (.73)       (.74)
   Dividends from net realized gain on investments.....             (.13)       (.10)      (.18)       (.03)       (.03)
                                                                 -------     -------    -------     -------     -------
   Total Distributions.................................             (.80)       (.79)      (.89)       (.76)       (.77)
                                                                 -------     -------    -------     -------     -------
   Net asset value, end of period.....................            $12.86      $12.65     $12.58      $12.62      $12.70
                                                                 =======     =======    =======     =======     =======
TOTAL INVESTMENT RETURN*...............................             8.09%       6.91%      6.77%       5.63%       2.78%
RATIOS/SUPPLEMENTAL DATA:
   Ratio of expenses to average net assets.............              .90%        .91%       .89%        .92%        .81%
   Ratio of net investment income to average net assets             5.17%       5.40%      5.49%       5.84%       5.57%
   Decrease reflected in above expense ratios due to
      undertakings by the Manager......................              --           --         --         .01%        .12%
   Portfolio Turnover Rate.............................            24.73%      29.65%     43.90%      39.53%       7.73%
   Net Assets, end of period (000's Omitted)...........         $237,618    $242,572   $257,639    $273,225    $293,706

----------------------------
* Exclusive of sales load.


                       See notes to financial statements.

Dreyfus Premier State Municipal Bond Fund, Ohio Series
-------------------------------------------------------------------------------
Financial Highlights (continued)

   Contained below is per share operating performance data for a share of Beneficial Interest outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from the Fund's financial statements.

                                                                                     Class B Shares
                                                                 -------------------------------------------------------
                                                                                   Year Ended April 30,
                                                                 -------------------------------------------------------
PER SHARE DATA:                                                    1998       1997        1996        1995       1994
                                                                 -------     -------    -------     -------     -------
   Net asset value, beginning of period................           $12.65      $12.59     $12.63      $12.71      $13.09
                                                                 -------     -------    -------     -------     -------
   Investment Operations:
   Investment income--net...............................             .60         .62        .64         .66         .66
   Net realized and unrealized gain (loss) on investments            .35         .16        .14        (.05)       (.35)
                                                                 -------     -------    -------     -------     -------
   Total from Investment Operations....................              .95         .78        .78         .61         .31
                                                                 -------     -------    -------     -------     -------
   Distributions:
   Dividends from investment income--net................            (.60)       (.62)      (.64)       (.66)       (.66)
   Dividends from net realized gain on investments.....             (.13)       (.10)      (.18)       (.03)       (.03)
                                                                 -------     -------    -------     -------     -------
   Total Distributions.................................             (.73)       (.72)      (.82)       (.69)       (.69)
                                                                 -------     -------    -------     -------     -------
   Net asset value, end of period.....................            $12.87      $12.65     $12.59      $12.63      $12.71
                                                                 =======     =======    =======     =======     =======
TOTAL INVESTMENT RETURN*...............................             7.62%       6.27%      6.19%       5.06%       2.24%
RATIOS/SUPPLEMENTAL DATA:
   Ratio of expenses to average net assets.............             1.41%       1.42%      1.42%       1.44%       1.38%
   Ratio of net investment income to average net assets             4.65%       4.87%      4.94%       5.29%       4.89%
   Decrease reflected in above expense ratios due to
      undertakings by the Manager......................               --          --         --         .01%        .10%
   Portfolio Turnover Rate.............................            24.73%      29.65%     43.90%      39.53%       7.73%
   Net Assets, end of period (000's Omitted)...........          $50,453     $44,746    $40,476     $32,797     $27,657

--------------------------
* Exclusive of sales load.








                       See notes to financial statements.

Dreyfus Premier State Municipal Bond Fund, Ohio Series
-------------------------------------------------------------------------------
Financial Highlights (continued)

   Contained below is per share operating performance data for a share of Beneficial Interest outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from the Fund's financial statements.

                                                                                                Class C Shares
                                                                                        -------------------------------
                                                                                            Year Ended April 30,
                                                                                        -------------------------------
PER SHARE DATA:                                                                          1998        1997       1996(1)
                                                                                        -------     -------     -------
   Net asset value, beginning of period......................................            $12.66      $12.59      $12.68
                                                                                        -------     -------     -------
   Investment Operations:
   Investment income--net.....................................................              .57         .59         .43
   Net realized and unrealized gain (loss) on investments....................               .35         .17         .09
                                                                                        -------     -------     -------
   Total from Investment Operations..........................................               .92         .76         .52
                                                                                        -------     -------     -------
   Distributions:
   Dividends from investment income--net......................................             (.57)       (.59)       (.43)
   Dividends from net realized gain on investments...........................              (.13)       (.10)       (.18)
                                                                                        -------     -------     -------
   Total Distributions.......................................................              (.70)       (.69)       (.61)
                                                                                        -------     -------     -------
   Net asset value, end of period............................................            $12.88      $12.66      $12.59
                                                                                        =======     =======     =======
TOTAL INVESTMENT RETURN(2)...................................................              7.35%       6.07%       5.66%(3)
RATIOS/SUPPLEMENTAL DATA:
   Ratio of expenses to average net assets...................................              1.66%       1.64%       1.63%(3)
   Ratio of net investment income to average net assets......................              4.38%       4.44%       4.66%(3)
   Portfolio Turnover Rate...................................................             24.73%      29.65%      43.90%
   Net Assets, end of period (000's Omitted).................................              $579        $694            $1

--------------------------
(1) From August 15, 1995 (commencement of initial offering) to April 30, 1996.
(2) Exclusive of sales load.
(3) Annualized.










                       See notes to financial statements.

Dreyfus Premier State Municipal Bond Fund, Ohio Series
-------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS

NOTE 1--Significant Accounting Policies:

   Dreyfus Premier State Municipal Bond Fund (the "Trust") is registered under the Investment Company Act of 1940 ("Act") as a non-diversified open-end management investment company, and operates as a series company currently offering thirteen series including the Ohio Series (the "Fund"). The Fund's investment objective is to maximize current income exempt from Federal and, where applicable, from State income taxes, without undue risk. The Dreyfus Corporation (the "Manager") serves as the Fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A.

   Premier Mutual Fund Services, Inc. (the "Distributor") is the distributor of the Fund's shares. The Fund is authorized to issue an unlimited number of $.001 par value shares in the following classes of shares: Class A, Class B and Class C shares. Class A shares are subject to a sales charge imposed at the time of purchase, Class B shares are subject to a contingent deferred sales charge ("CDSC") imposed on Class B share redemptions made within six years of purchase (five years for shareholders beneficially owning Class B shares on November 30, 1996) and Class C shares are subject to a CDCS imposed on Class C shares redeemed within one year of purchase. Other differences between the classes include the services offered to and the expenses borne by each class and certain voting rights.

   The Trust accounts separately for the assets, liabilities and operations of each fund. Expenses directly attributable to each fund are charged to that fund's operations; expenses which are applicable to all funds are allocated among them on a pro rata basis.

   The Fund's financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

   (a) Portfolio valuation: Investments in securities (excluding options and financial futures on municipal and U.S. treasury securities) are valued each business day by an independent pricing service ("Service") approved by the Board of Trustees. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of municipal securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Options and financial futures on municipal and U.S. treasury securities are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on each business day. Investments not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. Bid price is used when no asked price is available.

   (b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Interest income, adjusted for amortization of premiums and original issue discounts on investments, is earned from settlement date and recognized on the accrual basis. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date.

Dreyfus Premier State Municipal Bond Fund, Ohio Series
-------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (continued)

   The Fund follows an investment policy of investing primarily in municipal obligations of one state. Economic changes affecting the state and certain of its public bodies and municipalities may affect the ability of issuers within the state to pay interest on, or repay principal of, municipal obligations held by the Fund.

   (c) Dividends to shareholders: It is the policy of the Fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gain are normally declared and paid annually, but the Fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. To the extent that net realized capital gain can be offset by capital loss carryovers, if any, it is the policy of the Fund not to distribute such gain.

   (d) Federal income taxes: It is the policy of the Fund to continue to qualify as a regulated investment company, which can distribute tax exempt dividends, by complying with the applicable provisions of the Internal Revenue Code, and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all Federal income and excise taxes.


NOTE 2--Bank Line of Credit:

   The Fund participates with other Dreyfus-managed funds in a $600 million redemption credit facility ("Facility") to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the Fund has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the Fund at rates based on prevailing market rates in effect at the time of borrowings. During the period ended April 30, 1998, the Fund did not borrow under the Facility.


NOTE 3--Management Fee and Other Transactions With Affiliates:

   (a) Pursuant to a management agreement with the Manager, the management fee is computed at the annual rate of .55 of 1% of the value of the Fund's average daily net assets and is payable monthly.

   Dreyfus Service Corporation, a wholly-owned subsidiary of the Manager, retained $498 during the period ended April 30, 1998, from commissions earned on sales of the Fund's shares.

   (b) Under the Distribution Plan adopted pursuant to Rule 12b-1 under the Act, the Fund pays the Distributor for distributing the Fund's Class B and Class C shares at an annual rate of .50 of 1% of the value of the average daily net assets of Class B shares and .75 of 1% of the value of the average daily net assets of Class C shares. During the period ended April 30, 1998, Class B and Class C shares were charged $240,979 and $6,397, respectively, pursuant to the Distribution Plan.

   (c) Under the Shareholder Services Plan, the Fund pays the Distributor at an annual rate of .25 of 1% of the value of the average daily net assets of Class A, Class B and Class C shares for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the Fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (a securities dealer, financial institution or other industry professional) in respect of these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended April 30, 1998, Class A, Class B and
Class C shares were charged $604,272, $120,490 and $2,132, respectively, pursuant to the Shareholder Services Plan.

Dreyfus Premier State Municipal Bond Fund, Ohio Series
-------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (continued)


   The Fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the Fund. During the period ended April 30, 1998, the Fund was charged $128,403 pursuant to the transfer agency agreement.

   (d) Each trustee who is not an "affiliated person" as defined in the Act receives from the Trust an annual fee of $2,500 and an attendance fee of $250 per meeting. The Chairman of the Board receives an additional 25% of such compensation.


NOTE 4--Securities Transactions:

   The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended April 30, 1998 amounted to $73,026,911 and $69,817,780, respectively.

   At April 30, 1998, accumulated net unrealized appreciation on investments was $16,496,706, consisting of $16,567,236 gross unrealized appreciation and $70,530 gross unrealized depreciation.

   At April 30, 1998, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

Dreyfus Premier State Municipal Bond Fund, Ohio Series
------------------------------------------------------------------------------
Report of Ernst & Young LLP, Independent Auditors

Shareholders and Board of Trustees
Dreyfus Premier State Municipal Bond Fund, Ohio Series

   We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Dreyfus Premier State Municipal Bond Fund, Ohio Series (one of the Funds constituting the Dreyfus Premier State Municipal Bond Fund) as of April 30, 1998, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the years indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

   We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of April 30, 1998 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

   In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Premier State Municipal Bond Fund, Ohio Series at April 30, 1998, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated years, in conformity with generally accepted accounting principles.

                                              Ernst & Young LLP

New York, New York
June 3, 1998

Dreyfus Premier State Municipal Bond Fund, Ohio Series
------------------------------------------------------------------------------
Important Tax Information (Unaudited)

   In accordance with Federal tax law, the Fund hereby makes the following designations regarding its fiscal year ended April 30, 1998:

   --all the dividends paid from investment income-net are "exempt-interest dividends" (not subject to regular Federal, and, for individuals who are Ohio residents, Ohio personal income taxes), and

  --the Fund hereby designates $.1053 per share as a long-term capital gain distribution (of which 18.43% is subject to the 20% maximum Federal tax rate) of the $.1275 per share paid on December 4, 1997.

   As required by Federal tax law rules, shareholders will receive notification of their portion of the Fund's taxable ordinary dividends (if any) and capital gain distributions (if any) paid for the 1998 calendar year on Form 1099-DIV which will be mailed by January 31, 1999.

Dreyfus Premier State Municipal
Bond Fund, Ohio Series
200 Park Avenue
New York, NY 10166


Manager
The Dreyfus Corporation
200 Park Avenue
New York, NY 10166


Custodian
The Bank of New York
90 Washington Street
New York, NY 10286


Transfer Agent &
Dividend Disbursing Agent
Dreyfus Transfer, Inc.
P.O. Box 9671
Providence, RI 02940






Printed in U.S.A.                  057/619AR984